Exhibit 10.4

[Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.]

SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), dated as of December 27, 2023, among Workhorse Group Inc., a Nevada corporation (the “Issuer”) and each of the Subsidiaries of the Issuer from time to time party hereto (together with the Issuer, each individually, a “Guarantor”, and collectively, together with each Additional Guarantor, the “Guarantors”) in favor of High Trail Special Situations LLC, a Delaware limited liability company, in its capacity as collateral agent for the benefit of the Holders (as defined below) (together with its successors and assigns in such capacity, the “Secured Party”).

RECITALS

WHEREAS, the Issuer will enter into that certain Securities Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), with High Trail Special Situations LLC (the “Initial Holder”) and each other party thereto, pursuant to which, among other things, the Issuer will issue, and the Initial Holder will purchase, subject to the terms set forth therein, the Convertible Notes (as defined in the Securities Purchase Agreement);

WHEREAS, it is a condition precedent to the closing under the Securities Purchase Agreement that the Guarantors shall have executed and delivered this Guaranty to the Secured Party for its benefit and the benefit of the Holders;

AND WHEREAS, each Guarantor will receive substantial benefit from the extensions of credit to the Issuer under the Securities Purchase Agreement and the Notes, and the Guarantors are willing to irrevocably and unconditionally guarantee the Obligations (as defined below).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS

1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

“Additional Guarantor” has the meaning given in Section 3.16.

“Adjusted Maximum Amount” has the meaning given in Section 2.2(b).

“Aggregate Payments” has the meaning given in Section 2.2(b).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company Parties” means the Issuer and its Subsidiaries.

“Direct Issuer Obligations” means, with respect to the Issuer, any Obligation of the Issuer in its capacity as the issuer under the Notes, grantor under any Security Document or guarantor under this Guaranty.

“Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor would otherwise have become effective or unlawful with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor would otherwise have become effective or unlawful with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful.

“Fair Share” has the meaning given in Section 2.2(b).

“Fair Share Shortfall” has the meaning given in Section 2.2(b).

“Fraudulent Transfer Laws” has the meaning given in Section 2.2(a).

”Funding Guarantor” has the meaning given in Section 2.2(b).

“Guaranteed Obligations” has the meaning given in Section 2.1.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Holders” means the Initial Holder and each Holder under and as defined in any Note.

“Initial Holder” has the meaning set forth in the recitals hereof.

“Issuer” is defined in the preamble.

“Notes” has the meaning set forth in the Securities Purchase Agreement.

“Note Documents” means the Securities Purchase Agreement, the Notes, the Security Documents (as defined in the Security Agreement) and all other documents, certificates, instruments and agreements delivered in connection with the foregoing, all as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Obligations” means all liabilities, indebtedness and obligations (including interest accrued at the rate provided in the applicable Note Document after the commencement of a bankruptcy proceeding, whether or not a claim for such interest is allowed) of each Company Party under the Notes, any Security Document or any other Note Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“Obligee Guarantor” has the meaning given in Section 2.7.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“Security Agreement” means the Security Agreement, dated on or about the date hereof, among the Issuer and/or the Subsidiaries of the Issuer party thereto and the Secured Party, as amended, restated or otherwise modified from time to time.

“Secured Party” is defined in the preamble.

“Securities Purchase Agreement” has the meaning set forth in the recitals hereof.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Termination Date” means the date on which all Guaranteed Obligations (other than inchoate indemnity obligations) have been paid in full.

1.2 Interpretation.

(a) References to “Sections” shall be to Sections of this Guaranty unless otherwise specifically provided.

(b) Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Notes.

Section 2. THE GUARANTY

2.1 Guaranty of the Guaranteed Obligations. Subject to the provisions of Section 2.2(a), the Guarantors jointly and severally hereby irrevocably and unconditionally guarantee to the Secured Party, for the ratable benefit of the Holders, the prompt and complete payment and performance in full of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due or would otherwise accrue but for the provisions of any Bankruptcy Law). The term “Guaranteed Obligations” means:

(a) any and all Obligations of the Issuer, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with any Note Documents and including interest which, but for the filing of a petition in bankruptcy with respect to the Issuer, would have accrued on any Guaranteed Obligations, whether or not a claim is allowed against the Issuer for such interest in the related bankruptcy proceeding;

(b) any and all Obligations of any other Company Party, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with any Note Documents and including interest which, but for the filing of a petition in bankruptcy with respect to any Company Party, would have accrued on any Guaranteed Obligations, whether or not a claim is allowed against a Company Party for such interest in the related bankruptcy proceeding; and

(c) those expenses set forth in Section 2.8.

Notwithstanding any provision hereof or in any other Note Document to the contrary, (i) in no event will the Guaranteed Obligations include any Excluded Swap Obligations and (ii) the Guaranteed Obligations, as it applies to the Issuer in its capacity as Guarantor hereunder, shall exclude any Direct Issuer Obligations of the Issuer.

2.2 Limitation on Amount Guaranteed; Contribution by Guarantors.

(a) Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code entitled “Bankruptcy” or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to a Company Party or other affiliates of a Company Party to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (ii) under any guaranty of other Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any such right of contribution under Section 2.2(b)). Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under Fraudulent Transfer Laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Guaranty, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.2(a) or to reduce, or request judicial relief reducing, the amount of its liability under this Guaranty, and (iii) the limitation set forth in this Section 2.2(a) may be enforced only to the extent required under Fraudulent Transfer Laws in order for the obligations of such Guarantor under this Guaranty to be enforceable under Fraudulent Transfer Laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(b) The Guarantors under this Guaranty together desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made at any time by any Guarantor under this Guaranty (a “Funding Guarantor”) that exceeds its Fair Share as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor’s Fair Share Shortfall as of such date, with the result that all such contributions will cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (A) the Adjusted Maximum Amount with respect to such Guarantor to (B) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations. “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. “Adjusted Maximum Amount” means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty, determined as of such date, in accordance with Section 2.2(a); provided that, solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Guarantor for purposes of this Section 2.2(b), any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including in respect of this Section 2.2(b)) minus (ii) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 2.2(b) shall not be construed in any way to limit the liability of any Guarantor hereunder. Any other Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.2(b), which shall not be construed in any way to limit the liability of any Guarantor hereunder.

2.3 Payment by Guarantors; Application of Payments. Subject to the provisions of Section 2.2(a), the Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which the Secured Party may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any Company Party to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due or would otherwise accrue but for the provisions of any Bankruptcy Law), the Guarantors will upon demand pay, or cause to be paid, in cash, to the Secured Party for the ratable benefit of the Holders, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to such Company Party, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against such Company Party for such interest in the related bankruptcy proceeding) and all other Guaranteed Obligations then owed to the Holders as aforesaid. All such payments shall be applied promptly from time to time by the Secured Party as set forth in the Note Documents. For the avoidance of doubt, notwithstanding any other provision of any Note Document to the contrary, no such payment received from any Guarantor that is not a Qualified ECP Guarantor shall be applied by the Secured Party or any Holder to the payment of any Excluded Swap Obligations.

2.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than the occurrence of the Termination Date. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) This Guaranty is a guaranty of payment when due and not of collectability.

(b) The obligations of each Guarantor hereunder are independent of the obligations of the other Company Parties hereunder, the Company Parties under the other Note Documents and the obligations of any other guarantor (including any other Guarantor) of the obligations of the Company Parties under the other Note Documents and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against the applicable Company Party or any of such other guarantors and whether or not the applicable Company Party is joined in any such action or actions.

(c) Payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Secured Party is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations.

(d) The Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of principal or interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent with the Note Documents and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Company Party or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Note Documents.

(e) This Guaranty and the obligations of the Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than the occurrence of the Termination Date), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Note Documents at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to or departure from, any of the terms or provisions (including provisions relating to events of default) of any of the Note Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms of such Note Document or any agreement or instrument executed pursuant thereto or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Note Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though the Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) the Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of any Company Party or any of their respective Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which any Company Party may allege or assert against the Secured Party in respect of the Guaranteed Obligations (other than, subject to Section 2.13(c), the occurrence of the Termination Date or a release of such Guarantor in accordance with the Note Documents or the defense of payment in full of the Obligations (and the termination of all commitments to fund additional amounts under the Notes)), including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

2.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of the Secured Party and the Holders, to the extent permitted by applicable law:

(a) any right to require the Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against any Company Party, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from any Company Party, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Secured Party in favor of any Company Party, any such other guarantor or any other Person, or (iv) pursue any other remedy in the power of the Secured Party whatsoever;

(b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Company Party including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Company Party from any cause other than payment in full of the Guaranteed Obligations;

(c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(d) any defense based upon the Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence, bad faith or willful misconduct;

(e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder (other than the occurrence of the Termination Date or a release of such Guarantor in accordance with the Note Documents), (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto;

(f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Note Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Company Party and notices of any of the matters referred to in Section 2.4 and any right to consent to any thereof;

(g) any defenses (other than the defense of payment or release in accordance with the Note Documents) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty;

(h) any defense based upon the Secured Party’s failure to mitigate damages, except behavior which amounts to gross negligence, bad faith or willful misconduct; and

(i) all rights to insist upon, plead or in any manner claim or take the benefit or advantage of any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or hereafter in force, which may delay, prevent or otherwise affect the performance by any Guarantor of its obligations under, or the enforcement by the Secured Party of, this Guaranty.

2.6 Guarantors’ Rights of Subrogation, Contribution, Etc. Each Guarantor hereby waives the right to exercise at any time prior to the Termination Date any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Company Party or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Company Party; (b) any right to enforce, or to participate in, any claim, right or remedy that the Secured Party now has or may hereafter have against any Company Party; and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Secured Party. In addition, until the Termination Date, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations (including any such right of contribution under Section 2.2(b)). The foregoing agreements of the Guarantors set forth in this Section 2.6 shall remain operative and in full force and effect until the Termination Date regardless of the termination of this Guaranty. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Company Party or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Secured Party may have against any Company Party, to all right, title and interest the Secured Party may have in any such collateral or security, and to any right the Secured Party may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time prior to the Termination Date, such amount shall be held in trust for the Secured Party on behalf of the Holders and shall forthwith be paid over to the Secured Party for the benefit of the Holders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

2.7 Subordination of Other Obligations. Any Indebtedness of any Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the prior payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) during the term of this Guaranty, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Secured Party on behalf of the Holders and shall forthwith be paid over to the Secured Party for the benefit of the Holders to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision of this Guaranty.

2.8 Expenses. The Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save the Secured Party harmless against liability for, any and all, documented out-of-pocket costs and expenses (including reasonable and documented fees, disbursements and other charges of counsel) incurred or expended by the Secured Party in connection with the enforcement of or preservation of any rights under this Guaranty.

2.9 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until the Termination Date; provided that, as to any Guarantor, this Guaranty may be terminated prior to the Termination Date pursuant to Section 2.15. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

2.10 Authority of Guarantors. It is not necessary for the Secured Party to inquire into the capacity or powers of any Guarantor or any other Company Party or the officers, directors or any agents acting or purporting to act on behalf of any of them.

2.11 Financial Condition of Company Parties. Any extensions of credit may be granted to the Company Parties or continued from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of the applicable Company Party at the time of any such grant or continuation. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Company Party. Each Guarantor has adequate means to obtain information from each Company Party on a continuing basis concerning the financial condition of each Company Party and their respective ability to perform its obligations under the Note Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Company Party and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of the Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of any Company Party now known or hereafter known by the Secured Party.

2.12 Rights Cumulative. The rights, powers and remedies given to the Secured Party by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law or in any of the other Note Documents or any agreement between any Guarantor and the Secured Party or between any Company Party and the Secured Party. Any forbearance or failure to exercise, and any delay by the Secured Party in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

2.13 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.

(a) Until the Termination Date, no Guarantor shall, without the prior written consent of the Secured Party, commence or join with any other Person in commencing any bankruptcy, reorganization, insolvency or similar proceedings under Bankruptcy Laws against any Company Party. The obligations of the Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation, arrangement or similar proceedings under Bankruptcy Laws of any Company Party or by any defense which any Company Party may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Guarantors and the Secured Party that the Guaranteed Obligations should be determined without regard to any rule of law or order which may relieve any Company Party of any portion of such Guaranteed Obligations. The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person under Bankruptcy Laws to pay the Secured Party, or allow the claim of the Secured Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by the Borrower or any other Company Party, the obligations of the Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

2.14 Set Off. In addition to any other rights of the Secured Party may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to the Secured Party or any Holder under this Guaranty, the Secured Party is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including indebtedness evidenced by certificates of deposit, whether matured or unmatured and any other indebtedness of the Secured Party or any Holder owing to such Guarantor) and any other property of such Guarantor held by the Secured Party to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to the Secured Party under this Guaranty.

2.15 Discharge of Guaranty Upon Sale of Guarantor. If (a) all of the ownership interests of any Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) as permitted under the Note Documents (other than a sale to the Issuer or any other Company Party), or (b) any Guarantor shall otherwise be released from this Guaranty in accordance with the Note Documents, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Secured Party or any other Person effective as of the time of such release.

2.16 Representations and Warranties. Each Guarantor acknowledges and agrees that it is familiar with the Note Documents and the representations and warranties applicable to it thereunder. Without limiting the foregoing, representations and warranties contained in Section 3 of the Securities Purchase Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects), and shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) on each day on which such representations and warranties will be repeated in accordance with the Note Documents (except to the extent they relate to any earlier date in which case they shall be true and correct in all material respects (or, to the extent a representation and warranty contains a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date), each representation and warranty set forth in Section 3 of the Securities Purchase Agreement (insofar as applicable as aforesaid) and all other terms of the Securities Purchase Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Section 2.16.

2.17 Covenants. Each Guarantor acknowledges and agrees that it is familiar with the Note Documents and the covenants applicable to it thereunder.

Section 3. MISCELLANEOUS

3.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

3.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

3.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Notes; provided, that, to the extent any such communication is being made or sent to the Secured Party, such communication shall be made to the Secured Party at the address set forth below the Secured Party’s signature in the Security Agreement; provided, further, that any communication to a Guarantor (other than the Issuer) may be made to the address of the Issuer. The Issuer and the Secured Party may change their respective notice addresses by written notice given to the other parties hereto 10 days following the effectiveness of such change.

3.4 Amendments, Etc. The terms of this Guaranty may be waived, altered or amended only by an instrument in writing duly executed by the Guarantors and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Guarantors and their respective successors and assigns.

3.5 Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, that no Guarantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party. The Secured Party, in its capacity as the Collateral Agent, may assign its rights and obligations hereunder without the consent of any Guarantor, to any Person (provided that unless an Event of Default shall have occurred and be continuing at the time of any assignment, such Person does not engage in a business or activity contemplated by NAICS code 3361 (Motor Vehicle Manufacturing)).

3.6 Counterparts; Headings. This Guaranty may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Guaranty by signing any such counterpart. This Guaranty may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Guaranty are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

3.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

3.8 SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. EACH GUARANTOR (A) AGREES THAT ANY SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY U.S. FEDERAL COURT WITH APPLICABLE SUBJECT MATTER JURISDICTION SITTING IN THE CITY OF NEW YORK; (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (I) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING; AND (II) ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH SUIT, ACTION OR PROCEEDING IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (C) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FOREGOING COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

3.9 WAIVER OF RIGHT TO TRIAL BY JURY. EACH GUARANTOR AND THE SECURED PARTY HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND THE SECURED PARTY HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 3.9 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

3.10 Survival. All representations, warranties, covenants and agreements of the Guarantors and the Secured Party shall survive the execution and delivery of this Guaranty.

3.11 Collateral Agent.

(a) The Holders have, pursuant to Section 9(t) of the Securities Purchase Agreement, designated and appointed the Secured Party as the collateral agent of the Holders under this Guaranty and the other Note Documents.

(b) Nothing in this Section 3.11 shall be deemed to limit or otherwise affect the rights of the Secured Party to exercise any remedy provided in this Guaranty or any other Security Document.

(c) The Secured Party shall have the discretion to allocate proceeds received by the Secured Party pursuant to the exercise of remedies under the Note Documents or at law or in equity (including without limitation with respect to any secured creditor remedies exercised against the Collateral and any other collateral security provided for under any Security Documents) to the then outstanding Obligations in such order as the Secured Party shall elect.

3.12 No Strict Construction. The language used in this Guaranty will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.13 ENTIRE AGREEMENT; AMENDMENT. THIS GUARANTY, TOGETHER WITH THE OTHER NOTE DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE SECURED PARTY, EACH GUARANTOR, THEIR RESPECTIVE AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS GUARANTY, TOGETHER WITH THE OTHER NOTE DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE SECURED PARTY NOR ANY GUARANTOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS GUARANTY, THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN.

3.14 Guarantor Acknowledgement. Each Guarantor acknowledges receipt of an executed copy of this Guaranty. Each Guarantor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of the Secured Party to deliver to such Guarantor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Guaranty.

3.15 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 3.15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3.15, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the payment in full of the Guaranteed Obligations.  Each Qualified ECP Guarantor intends that this Section 3.15 constitute, and this Section 3.15 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3.16 Additional Guarantors. From time to time subsequent to the date hereof, if any Grantor acquires a wholly-owned Subsidiary (as defined in the Security Agreement)) each such person so acquired shall become a party hereto, as an additional Guarantor (each an “Additional Guarantor”), by executing a joinder agreement to this Guaranty in the form of Exhibit A attached hereto, within thirty (30) days of such acquisition. Upon delivery of any such counterpart to the Secured Party, notice of which is hereby waived by each Guarantor, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Secured Party not to cause any wholly-owned Subsidiary of the Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Guarantor hereunder.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

WORKHORSE GROUP INC.:

By:
Name:
Title:

Notice Address:
3600 Park 42 Drive, Suite 160 E
Sharonville, OH 45241

GUARANTORS:

WORKHORSE TECHNOLOGIES INC.
WORKHORSE MOTOR WORKS INC.
WORKHORSE PROPERTIES INC.
HORSEFLY INC.
ESG LOGISTICS CORP.
STABLES & STALLS LLC
ROUTEHORSE LLC
STABLES & STALLS REAL ESTATE I LLC

By:
Name:
Title:

Notice Address:
3600 Park 42 Drive, Suite 160 E
Sharonville, OH 45241

[Signature Page to Joinder Agreement]